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                               SECURITY AGREEMENT


                            Dated as of June 16, 2000


                                     between


                           GenesisIntermedia.com, Inc.

                                 as the Debtor,

                                       and

                             Ultimate Holdings, Ltd.
                              as the Secured Party


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
                               SECURITY AGREEMENT

     This SECURITY AGREEMENT, dated as of June 16, 2000 (this "Agreement"), is made between GenesisIntermedia.com, Inc., a Delaware corporation, (the "Debtor"), and Ultimate Holdings, Ltd., a Bermuda limited company (the "Secured Party").

     The Note Purchase Agreement dated June 16, 2000 (the "Note Purchase Agreement"), between the Debtor and the Secured Party provides, among other things, for the purchase of a Note (the "Note") up to the maximum aggregate principal amount of Ten Million United States Dollars (US$10,000,000.00) (the "Maximum Loan Commitment Amount") by the Secured Party from the Debtor. The Secured Party shall lend the Maximum Loan Commitment Amount in several installments upon receipt of borrowing requests from Debtor all as more fully set forth in the Note Purchase Agreement. It is a condition to the obligations of the Secured Party under the Note Purchase Agreement that the Debtor shall have executed and delivered, and granted the Liens provided for in this Agreement.

     In addition to the good and valuable consideration previously received and acknowledged as sufficient by the Secured Party, the Debtor has agreed to pledge and grant a security interest in the Collateral as security for the Secured Obligations. Accordingly, the Debtor agrees with the Secured Party as follows:

     Section 1. Definitions and Interpretation.

     1.01 Certain Defined Terms. Unless otherwise defined, all capitalized terms used in this Agreement that are defined in the Note Purchase Agreement (including those terms incorporated by reference) shall have the meanings assigned to them in the Note Purchase Agreement. In addition, the following terms shall have the following meanings under this Agreement:

     "Accounts" shall have the meaning assigned to that term in Section 2.01(b).

     "Collateral" shall have the meaning assigned to that term in Section 2.01.

     "Copyright Collateral" shall mean all Copyrights, whether now owned or hereafter acquired by the Debtor, including each Copyright identified in Annex 3.

     "Copyrights" shall mean, collectively, (a) all copyrights, copyright registrations and applications for copyright registrations, (b) all renewals and extensions of all copyrights, copyright registrations and applications for copyright registration and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present or future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world.

     "Documents"  shall  have  the  meaning  assigned  to that  term in  Section
2.01(f).

     "Equipment"  shall  have  the  meaning  assigned  to that  term in  Section
2.01(e).

     "Instruments" shall have the meaning assigned to that term in Section 2.01(c).

     "Intellectual Property" shall mean all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to the Debtor with respect to any of the foregoing, in each case whether now or hereafter owned or used, including the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral listed in Annex 6;
(c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) the approvals of any governmental person now held or hereafter obtained by the Debtor in respect of any of the foregoing; and
(g) all causes of action, claims and warranties now owned or hereafter acquired by the Debtor in respect of any of the foregoing. It is understood that Intellectual Property shall include all of the foregoing owned or acquired by the Debtor on a worldwide basis.

     "Inventory"  shall  have  the  meaning  assigned  to that  term in  Section
2.01(d).

     "Issuers" shall mean, collectively, each subsidiary or affiliate, directly or indirectly, of GenesisIntermedia.com, Inc. that is the issuer (as defined in the Uniform Commercial Code) of any shares of capital stock now owned or hereafter acquired by the Debtor, including the respective corporations identified in Annex 2 under the caption "Issuer."

     "Patent Collateral" shall mean all Patents, whether now owned or hereafter acquired by the Debtor, including each Patent identified in Annex 4.

     "Patents" shall mean, collectively, (a) all patents and patent applications, (b) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of all patents or patent applications and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages, and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, including all inventions and improvements described or discussed in all such patents and patent applications.

     "Pledged Stock" shall have the meaning assigned to that term in Section 2.01(a).

     "Secured Obligations" shall mean (a) the payment and performance of the Note by the Debtor and (b) any and all obligations of the Debtor for the performance of its agreements, covenants and undertakings under or in respect of the Basic Documents.

     "Stock Collateral" shall have the meaning assigned to that term in Section 2.01(a).

     "Trademark Collateral" shall mean all Trademarks, whether now owned or hereafter acquired by the Debtor, including each Trademark identified in Annex
5. Notwithstanding the foregoing, the Trademark Collateral shall not include any Trademark, which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

     "Trademarks" shall mean, collectively, (a) all trade names, trademarks and service marks, logos, trademark and service mark registrations and applications for trademark and service mark registrations, (b) all renewals and extensions of any of the foregoing and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and
(iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, together, in each case, with the product lines and goodwill of the business connected with the use of, or otherwise symbolized by, each such trade name, trademark and service mark.

     "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of California from time to time or, by reason of mandatory application, any other applicable jurisdiction.

     Section 1.02 Interpretation. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing either gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation;" references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of any Basic Document); and references to persons include persons, firms, companies, corporations, agencies and other entities and their respective permitted successors and assigns and, in the case of governmental persons, persons succeeding to their respective functions and capacities.

     Section 2. Collateral.

     2.01 Grant. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, the Debtor hereby pledges and grants to the Secured Party, a security interest in all of the Debtor's right, title and interest in and to the following property, whether now owned or hereafter acquired by the Debtor and whether now existing or hereafter coming into existence (collectively, the "Collateral"):

     (a) (i) all of the shares of capital stock of the Issuers represented by the respective certificates identified in Annex 2 and all other shares of capital stock of whatever class of the Issuers, now owned or hereafter acquired by the Debtor, together with in each case the certificates representing the same (collectively, the "Pledged Stock");

     (ii) all shares, securities, moneys or property representing a dividend on, or a distribution or return of capital in respect of, any of the Pledged Stock, received or receivable by the Debtor for any reason, including those resulting from a split-up, revision, reclassification or other like change of any of the Pledged Stock or otherwise received in exchange for any of the Pledged Stock and all rights issued to the holders of, or otherwise in respect of, any of the Pledged Stock; and

     (iii) without affecting the obligations of the Debtor under any provision prohibiting such action under any Basic Document, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is one of the other parties hereto that constitute the Debtor itself) formed by or resulting from such consolidation or merger (collectively, and together with the property described in clauses (i) and (ii) above, the "Stock Collateral");

     (b) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Debtor constituting a right to the payment of money, whether or not earned by performance, including all moneys due and to become due to the Debtor in repayment of any loans or advances, in payment for goods (including Inventory and Equipment) sold or leased or for services rendered, in payment of tax refunds and in payment of any guarantee of any of the foregoing (collectively, the "Accounts");

     (c) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Debtor evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts (collectively, the "Instruments");

     (d) all inventory (as defined in the Uniform Commercial Code) and all other goods of the Debtor that are held by the Debtor for sale, lease or furnishing under a contract of service (including to its subsidiaries or affiliates), that are so leased or furnished or that constitute raw materials, work in process or material used or consumed in its business, including all spare parts and related supplies, all goods obtained by the Debtor in exchange for any such goods, all products made or processed from any such goods and all substances, if any, commingled with or added to any such goods (collectively, the "Inventory");

     (e)all equipment (as defined in the Uniform Commercial Code) and all other goods of the Debtor that are used or bought for use primarily in its business, including all spare parts and related supplies, all goods obtained by the Debtor in exchange for any such goods, all substances, if any, commingled with or added to such goods and all upgrades and other improvements to such goods, in each case to the extent not constituting Inventory (collectively, the "Equipment");

     (f) all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Debtor covering, evidencing or representing Inventory or Equipment (collectively, the "Documents");

     (g) all contracts and other agreements of the Debtor including contracts and agreements relating to (i) the Debtor's business; and (ii) relating to the licensing, sale or other disposition of all or any part of the Intellectual Property, Inventory, Equipment or Documents and all rights, warranties, claims and benefits of the Debtor against any person arising out of, relating to or in connection with all or any part of the Intellectual Property, Inventory, Equipment or Documents of the Debtor, including any such rights, warranties, claims or benefits against any person possessing, storing or transporting any such Intellectual Property, Inventory or Equipment or issuing any such Documents;

     (h) all other accounts or general intangibles of the Debtor not constituting Accounts, including, to the extent related to all or any part of the other Collateral, all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of the Debtor or any computer bureau or service company from time to time acting for the Debtor;

     (i) all other tangible and intangible property of the Debtor, including all Intellectual Property; and

     (j) all proceeds and products in whatever form of all or any part of the other Collateral, including all proceeds of insurance and all condemnation awards and all other compensation for any casualty with respect to all or any part of the other Collateral (together with all rights to recover and proceed with respect to the same), and all accessories to, substitutions for and replacements of all or any part of the other Collateral.

     2.02 Intellectual Property. For the purpose of enabling the Secured Party to exercise its rights, remedies, powers and privileges under Section 6 at such time or times as the Secured Party shall be lawfully entitled to exercise such rights, remedies, powers and privileges, and for no other purpose, the Debtor hereby grants to the Secured Party, to the extent assignable, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, assign, license or sublicense any of the Intellectual Property of the Debtor, together with reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout of such items.

     2.03 Perfection. Concurrently with the execution and delivery of this Agreement, the Debtor shall (i) file such financing statements and other documents in such offices as shall be necessary or as the Secured Party may request to perfect and establish the priority of the Liens granted by this Agreement, (ii) deliver and pledge to the Secured Party any and all Instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Secured Party may request, (iii) deliver to the Secured Party all certificates identified in Annex 2, accompanied by undated stock powers duly executed in blank and (iv) take all such other actions as shall be necessary or as the Secured Party may request to perfect and establish the priority of the Liens granted by this Agreement; provided, however, in the case of any Instrument or Stock Collateral in which another secured party has an existing security interest perfected through possession or control, the Debtor shall cause such secured party to acknowledge that its possession or control is on behalf of the Secured Party as subordinated Lien holder or take such other action as is reasonably necessary to conform the perfection of the Secured Party's Liens in such Collateral.

     2.04 Preservation and Protection of Security Interests. The Debtor shall:

     (a) upon the acquisition after the Initial Closing Date and/or each Subsequent Closing Date by the Debtor of any Stock Collateral, promptly (x) transfer and deliver to the Secured Party all such Stock Collateral (together with the certificates representing such Stock Collateral securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank) and (y) take such other action as the Secured Party shall deem necessary or appropriate to perfect, and establish the priority of, the Liens granted by this Agreement in such Stock Collateral, including as provided in Section 2.03;

     (b) upon the acquisition after the Initial Closing Date and/or each Subsequent Closing Date by the Debtor of any Instrument, promptly deliver and pledge to the Secured Party all such Instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Secured Party may request;

     (c) upon the acquisition after the Initial Closing Date and/or each Subsequent Closing Date by the Debtor of any Equipment covered by a certificate of title or ownership, promptly cause the Secured Party to be listed as the lienholder on such certificate of title and within 30 days of the acquisition of such Equipment deliver evidence of the same to the Secured Party;

     (d) upon the Debtor's acquiring, or otherwise becoming entitled to the benefits of, any Copyright (or copyrightable material), Patent (or patentable invention), Trademark (or associated goodwill) or other Intellectual Property or upon or prior to the Debtor's filing, either directly or through any secured party, licensee or other designee, of any application with any governmental person for any Copyright, Patent, Trademark, or other Intellectual Property, in each case after the Initial Closing Date and/or each Subsequent Closing Date, execute and deliver such contracts, agreements and other instruments as the Secured Party may request to evidence, validate, perfect and establish the priority of the Liens granted by this Agreement in such and any related Intellectual Property and, if requested by the Secured Party, amend Annex 3, 3 or 4 (as the case may be) to reflect the inclusion of any such Intellectual Property as part of the Collateral (it being understood that the failure to amend any such Annex shall not affect the Liens granted by this Agreement on any such Intellectual Property); and

     (e) give, execute, deliver, file or record any and all financing statements, collateral or absolute assignments, notices, contracts, agreements or other instruments, obtain any and all approvals of governmental persons and take any and all steps that may be necessary or as the Secured Party may request to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable the Secured Party to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to such Liens, provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of Section 3.01.

     2.05 Attorney-in-Fact.

     (a) Subject to the rights of the Debtor under Sections 2.06, 2.07, 2.08 and 2.09, the Secured Party is hereby appointed the attorney-in-fact of the Debtor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, to preserve the validity, perfection and priority of the Liens granted by this Agreement and, following any Event of Default, to exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Secured Party shall be entitled under this Agreement upon the occurrence and continuation of any Event of Default (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral; (ii) to receive, endorse and collect any Instruments or other drafts, instruments, documents and chattel paper in connection with clause (i) above (including any draft or check representing the proceeds of insurance or the return of unearned premiums); (iii) to file any claims or take any action or proceeding that the Secured Party may deem necessary or advisable for the collection of all or any part of the Collateral, including the collection of any compensation due and to become due under any contract or agreement with respect to all or any part of the Collateral; and (iv) to execute, in connection with any sale or disposition of the collateral under Section 6, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral.

     (b)  Without  limiting  the rights and powers of the  Secured  Party  under
Section 2.05(a), the Debtor hereby appoints the Secured Party as its attorney-in-fact, effective the date of the signing of this Agreement and terminating upon the termination of this Agreement, for the purpose of (i) filing such applications with such state agencies and (ii) executing such other documents and instruments on behalf of, and taking such other action in the name of, the Debtor as the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest.

     2.06 Special Provisions Relating to Stock Collateral.

     (a) So long as no Event of Default shall have occurred and be continuing, the Debtor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of any Basic Document, provided that the Debtor agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of any Basic Document; and the Secured Party shall, at the Debtor's expense, execute and deliver to the Debtor or cause to be executed and delivered to the Debtor all such proxies, powers of attorney, other orders and other instruments, without recourse, as the Debtor may reasonably request for the purpose of enabling the Debtor to exercise the rights and powers which it is entitled to exercise pursuant to this Section 2.06(a).

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

     (b) Regardless of whether if any Event of Default shall have occurred and be continuing, and whether or not the Secured Party exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other right, remedy, power or privilege available to it under applicable law, this Agreement or any other Basic Document, all dividends and other distributions on the Stock Collateral shall be paid directly to the Secured Party as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Secured Party shall so request, the Debtor agrees to execute and deliver to the Secured Party appropriate additional dividend, distribution and other orders and instruments to that end. Any cash dividend so received by the Secured Party shall be credited as prepayments of the Secured Obligations.

     2.07 Use of Intellectual Property. Subject to such action not otherwise constituting a Default and so long as no Event of Default shall have occurred and be continuing, the Debtor will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Debtor. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, the Secured Party shall from time to time, upon the request of the Debtor, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Debtor shall have certified are appropriate (in its judgment) to allow them to take any action permitted above (including relinquishment of the license provided pursuant to Section 2.02 as to any specific Intellectual Property). The exercise of rights, remedies, powers and privileges under Section 6 by the Secured Party shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Debtor in accordance with the first sentence of this Section 2.07.

     2.08 Instruments. So long as no Event of Default shall have occurred and be continuing, the Debtor may retain for collection in the ordinary course of business any Instruments obtained by it in the ordinary course of business, and the Secured Party shall, promptly upon the request, and at the expense of, the Debtor, make appropriate arrangements for making any Instruments pledged by the Debtor available to the Debtor for purposes of presentation, collection or renewal. Any such arrangement shall be effected, to the extent deemed appropriate by the Secured Party, against trust receipt or like document.

                  2.09 Use of Collateral. So long as no Event of Default shall have occurred and be continuing, the Debtor shall, in addition to its rights under Sections 2.06, 2.07 and 2.08 in respect of the Collateral contemplated in those sections, be entitled to use and possess the other Collateral and to exercise its rights, title and interest in all contracts, agreements, licenses and approvals of governmental persons, subject to the rights, remedies, powers and privileges of the Secured Party under Sections 3 and 6 and to such use, possession or exercise not otherwise constituting an Event of Default.

                  2.10  Rights and Obligations.

     (a) The Debtor shall remain liable to perform its duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Agreement had not been executed and delivered. The exercise by the Secured Party of any right, remedy, power or privilege in respect of this Agreement shall not release the Debtor from any of its duties and obligations under such contracts and agreements. The

Secured Party shall have no duty, obligation or liability under such contracts and agreements or in respect to any approval of any governmental persons included in the Collateral by reason of this Agreement or any other Basic Document, nor shall the Secured Party be obligated to perform any of the duties or obligations of the Debtor under any such contract or agreement or any such approval of any governmental persons or to take any action to collect or enforce any claim (for payment) under any such contract or agreement or approval of any governmental persons.

     (b) No Lien granted by this Agreement in the Debtor's right, title and interest in any contract, agreement or approval of any governmental person shall be deemed to be a consent by the Secured Party to any such contract, agreement or approval of any governmental person.

     (c) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize the Debtor to sell or otherwise dispose of any Collateral except to the extent otherwise expressly permitted by the terms of any Basic Document.

     (d) The Secured Party shall not be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

     2.11 Termination. When all the Secured Obligations shall have been paid in full, this Agreement shall terminate, and the Secured Party shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of the Debtor and to be released, canceled and granted back all licenses and rights referred to in Section 2.02. The Secured Party shall also execute and deliver to the Debtor upon such termination such Uniform Commercial Code termination statements, and such other documentation as shall be reasonably requested by the Debtor to effect the termination and release of the Liens granted by this Agreement on the Collateral.

     Section 3. Certain Proceeds.

     3.01 Notice to Account Debtors. If any Event of Default shall have occurred and be continuing, the Debtor shall, upon request of the Secured Party, promptly notify (and the Debtor hereby authorizes the Secured Party so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Secured Party, under this Agreement and that any payments due or to become due in respect of such Collateral are to be made directly to the Secured Party.

     3.02 Proceeds Held in Trust. If any Event of Default shall have occurred and be continuing, the Debtor agrees that if the proceeds of any Collateral (including payments made in respect of Accounts and Instruments) shall be received by it, all such proceeds shall be held in trust by the Debtor for and as the property of the Secured Party and shall not be commingled with any other funds or property of the Debtor.

     Section 4. Representations and Warranties. As of the Initial Closing Date and the date of any subsequent disbursement of funds pursuant to the Note Purchase Agreement, the Debtor represents and warrants to the Secured Party, as follows:

     4.01 Title. The Debtor is the sole beneficial owner of the Collateral in which it purports to grant a Lien pursuant to this Agreement, and such Collateral is free and clear of all Liens (and, with respect to the Stock Collateral, of any right in favor of any other person), except for the Liens set forth in Annex 8. The Liens granted by this Agreement in favor of the Secured Party have attached and constitute a perfected security interest in all of such Collateral (other than Intellectual Property registered or otherwise located outside of the United States of America) prior to all other Liens, except for the Liens set forth in Annex 8.

     4.02 Pledged Stock.

     (a) The Pledged Stock evidenced by the certificates identified in Annex 2 is duly authorized, validly existing, fully paid and nonassessable, and none of such Pledged Stock is subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained in any Basic Document or in any document pursuant to which a Lien has been granted).

     (b) The Pledged Stock evidenced by the certificates identified in Annex 2 constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by the Debtor on the Initial Closing Date and on all Subsequent Closing Dates (whether or not registered in the name of the Debtor), and Annex 2 correctly identifies, as at the Initial Closing Date and at all Subsequent Closing Dates, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number (and registered owners) of the shares evidenced by each such certificate.

     4.03 Intellectual Property.

     (a) Annexes 2, 3 and 4 set forth completely and correctly all Copyrights, Patents and Trademarks owned by the Debtor on the Initial Closing Date and on each Subsequent Closing Dates; except pursuant to licenses and other user agreements entered into by the Debtor in the ordinary course of business and listed in Annex 6, the Debtor owns and possesses the right to use, and has done nothing to authorize or enable any other person to use, any Copyright, Patent or Trademark listed in Annex 3, 3 or 4; all registrations listed in Annexes 2, 3 and 4 are valid and in full force and effect; and, except as may be set forth in Annex 6, the Debtor owns and possesses the right to use all Copyrights, Patents and Trademarks listed in Annexes 2, 3 and 4;

     (b) Annex 6 sets forth completely and correctly all licenses and other user agreements included in the Intellectual Property on the Initial Closing Date and on each Subsequent Closing Date;

     (c) To the Debtor's knowledge, (i) except as set forth in Annex 6, there is no violation by others of any right of the Debtor with respect to any Copyright, Patent or Trademark listed in Annex 3, 3 or 4 and (ii) the Debtor is not infringing in any respect upon any Copyright, Patent or Trademark of any other person; and no proceedings have been instituted, are pending against the Debtor or, to the Debtor's knowledge, have been threatened against, and no claim has been received by, the Debtor, alleging any such violation, except as may be set forth in Annex 6; and

     (d) The Debtor does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

     Section 5. Covenants.

     5.01 Books and Records. The Debtor shall:


     (a) keep full and accurate books and records relating to the Collateral and stamp or otherwise mark such books and records in such manner as the Secured Party may reasonably require in order to reflect the Liens granted by this Agreement;

     (b) furnish to the Secured Party from time to time (but, unless any Event of Default shall have occurred and be continuing, no more frequently than monthly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral and such other reports in connection with the Copyright Collateral, the Patent
Collateral and the Trademark Collateral, as the Secured Party may reasonably request, all in reasonable detail;

     (c) prior to filing, either directly or through the Secured Party, licensee or other designee, any application for any Copyright, Patent or Trademark, furnish to the Secured Party prompt notice of such proposed filing; and

     (d) permit representatives of the Secured Party, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, permit representatives of the Secured Party to be present at the Debtor's place of business to receive copies of all communications and remittances relating to the Collateral and forward copies of any notices or communications received by the Debtor with respect to the Collateral, all in such manner as the Secured Party may request.

     5.02 Removals, Etc. Without at least 30 days' prior written notice to the Secured Party, (i) maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than at the address initially indicated for notices to it under Section 7 or at one of the locations identified in Annex 7 or in transit from one of such locations to another or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages to this Agreement.

     5.03 Sales and Other Liens. The Debtor shall not dispose of any Collateral, create, incur, assume or suffer to exist any Lien upon any Collateral or file or suffer to be on file or authorize to be filed, in any jurisdiction, any financing statement or like instrument with respect to all or any part of the Collateral in which the Secured Party is not named as the sole secured party for its own benefit, except for such filings with respect to any subordinate liens.

     5.04 Stock Collateral. The Debtor will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding. The Debtor shall cause all such shares to be duly authorized, validly issued, fully paid and nonassessable and to be free of any contractual restriction or any restriction under the charter or bylaws of the respective Issuer of such Stock Collateral, upon the transfer of such Stock Collateral (except for any such restriction contained in any Basic Document or in any document pursuant to which a Lien has been granted).

     5.05 Intellectual Property.

     (a) The Debtor (either itself or through licensees) will, for each Trademark, (i) to the extent consistent with past practice and good business judgment, continue to use such Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force and effect free from any claim of abandonment for nonuse, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration and (iv) not (and not permit any licensee or sublicensee to) do any act or knowingly omit to do any act whereby any Trademark material to the conduct of its business may become invalidated.

     (b) The Debtor (either itself or through licensees) will not do any act or knowingly omit to do any act whereby any Patent material to the conduct of its business may become abandoned or dedicated.

     (c) The Debtor will notify the Secured Party immediately if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding before any governmental person) regarding the Debtor's ownership of any Intellectual Property material to its business, its right to copyright, patent or register the same (as the case may be), or its right to keep, use and maintain the same.

     (d) The Debtor will take all necessary steps that are consistent with good business practices in any proceeding before any appropriate governmental person to maintain and pursue each application relating to any Intellectual Property (and to obtain the relevant registrations) and to maintain each registration material to the conduct of its business, including payment of maintenance fees, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

     (e)If any Intellectual Property material to the conduct of its business is infringed, misappropriated or diluted by a third party, the Debtor will notify the Secured Party within (10) days after it learns of such event and will, if consistent with good business practice, promptly sue for infringement, misappropriation or dilution, seek temporary restraints and preliminary injunctive relief to the extent practicable, seek to recover any and all damages for such infringement, misappropriation or dilution and take such other actions as are appropriate under the circumstances to protect such Collateral.

     (f) The Debtor will, through counsel acceptable to the Secured Party, prosecute diligently any application for any Intellectual Property pending as of the date of this Agreement or thereafter made until the termination of this Agreement, make application on uncopyrighted but copyrightable material, unpatented but patentable inventions and unregistered but registerable
Trademarks and preserve and maintain all rights in applications for any Intellectual Property; provided, however, that the Debtor shall have no obligation to make any such application if making such application would be unnecessary or imprudent in the good faith business judgment of the Debtor. Any expenses incurred in connection with such an application shall be borne by the Debtor. The Debtor will not abandon any right to file an application for any Intellectual Property or any pending such application in the United States without the consent of the Secured Party, which consent shall not be unreasonably withheld.

     (g) The Secured Party, will have the right but not the obligation to bring suit in its own name to enforce the Copyrights, Patents and Trademarks and any license under such Intellectual Property, in which event the Debtor will, at the request of the Secured Party, do any and all lawful acts and execute and deliver any and all proper documents required by the Secured Party in aid of such enforcement action.

                  5.06 Further Assurances. The Debtor agrees that, from time to time upon the written request of the Secured Party, the Debtor will execute and deliver such further documents and do such other acts and things as the Secured Party may reasonably request in order fully to effect the purposes of this Agreement.

     Section 6. Remedies.


     6.01 Events of Default, Etc. If any Event of Default shall have occurred and be continuing:

     (a) The Secured Party in its discretion may require the Debtor to, and the Debtor will, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Secured Party and the Debtor, designated in the Secured Party's request;

     (b) The Secured Party in its discretion may make any reasonable compromise or settlement it deems desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, all or any part of the Collateral;

     (c) The Secured Party in its discretion may, in its name or in the name of the Debtor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but will be under no obligation to do so;

     (d) The Secured Party in its discretion may, upon ten business days' prior written notice to the Debtor of the time and place, with respect to all or any part of the Collateral which shall then be or shall thereafter come into the possession, custody or control of the Secured Party, sell, lease or otherwise dispose of all or any part of such Collateral, at such place or places as the Secured Party deems best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived), and the Secured Party or any other person may be the purchaser, lessee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Debtor, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, license or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Debtor will supply to the Secured Party or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

     (e) The Secured Party will have, and in its discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Secured Party were the sole and absolute owner of the Collateral (and the Debtor agrees to take all such action as may be appropriate to give effect to such right).

     The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 6.01 and of the exercise of the license granted to the Secured Party, in Section 2.02 shall be applied in accordance with Section 6.04.

     6.02 Deficiency. If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under Section 6.01 and of the exercise of the license granted by the Secured Party, in Section 2.02 are insufficient to cover the costs and expenses of such exercise and the payment in full of the other the Secured Obligations, the Debtor will remain liable for any deficiency.

     6.03  Private Sale.

     (a) The Secured Party will incur no liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 6.01 conducted in a commercially reasonable manner. The Debtor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

     (b) The Debtor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale. The Debtor acknowledges that any such private sales may be at prices and on terms less favorable to the Secured Party than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer of such Collateral to register it for public sale.

     6.04 Application of Proceeds. Except as otherwise expressly provided in this Agreement and except as provided below in this Section 6.04, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under Section 6.01 or of the exercise of the license granted in Section 2.02, and any other cash at the time held by the Secured Party under Section 3 or this Section 6, will be applied by the Secured Party:

     First, to the payment of the costs and expenses of such exercise of remedies, including reasonable out-of-pocket costs and expenses of the Secured Party, the fees and expenses of its counsel, and all other expenses incurred and advances made by the Secured Party in that connection;

     Next, to the payment in full of the remaining Secured Obligations in such manner as the Secured Party may determine; and

     Finally, to the payment to the Debtor, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

     As used in this Section 6, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Debtor or any issuer of, or account debtor or other the Debtor on, any of the Collateral.

     Section 7. Miscellaneous.

     7.01 Waiver. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement will operate as a waiver of such right, remedy, power or privilege, nor will any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     7.02 Notices. All notices and other communications provided for in this Agreement will be in writing and delivered by registered or certified mail, postage prepaid, or delivered by overnight courier (for next Business Day delivery) or telecopied, addressed as follows, or at such other address as any of the parties hereto may hereafter designate by notice to the other parties given in accordance with this Section 7.02:

                  1)       if to the Debtor:

                           GenesisIntermedia.com, Inc.
                           5805 Sepulveda Blvd., 4th Floor
                           Van Nuys, CA 91411
                           Attn:  Ramy El-Batrawi
                           Telephone: (818) 902-4300
                           Telecopy: (818) 902-4301

                           With a copy of any notice to:

                           Nida & Maloney, LLP
                           800 Anacapa Street
                           Santa Barbara, California  93101
                           Attn: Theodore R. Maloney, Esq.
                           Telephone: (805) 568-1151
                           Telecopy:  (805) 568-1955


2)       if to the Secured Party:

                           Ultimate Holdings, Ltd.
                           13 Parliament St.
                           Hamilton, HM 12
                           Bermuda
                           Attn:  Alison Chadwick
                           Telephone: ______________
                           Telecopier: (011) 41-286-2286

     Any such notice or communication shall be deemed to have been duly given on the fifth day after being so mailed, the next Business Day after delivery by overnight courier, when received when sent by telecopy or upon receipt when delivered personally.

     7.03 Expenses, Etc. The Debtor agrees to pay or to reimburse the Secured Party for all costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by the Secured Party in any effort to enforce any of the provisions of Section 6 or any of the obligations of the Debtor in respect of the Collateral or in connection with (a) the preservation of the Lien of, or the rights of the Secured Party under this Agreement or (b) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding.

     7.04 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be forwarded to the Debtor or its counsel and the Debtor or its counsel will provide all of the parties hereto with a copy of the entire Agreement.

     7.05 Amendments. This Agreement may only be amended by a writing duly executed by the parties hereto.

     7.06 Severability. If any term or provision of this Agreement or any other document executed in connection herewith shall be determined to be illegal or unenforceable, all other terms and provisions hereof and thereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

     7.07 Governing Law. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY SELECTED IN A DOCUMENT OR SECURITY, THIS AGREEMENT AND ALL AMENDMENTS, SUPPLEMENTS, WAIVERS AND CONSENTS RELATING HERETO OR THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     7.08 Entire Agreement. This Agreement contains the entire Agreement of the parties hereto with respect to the transactions contemplated hereby and supersedes all previous oral and written, and all previous contemporaneous oral negotiations, commitments and understandings.

     7.09 Further Assurances. The Debtor agrees promptly to execute and deliver such documents and to take such other acts as are reasonably necessary to effectuate the purposes of this Agreement.

     7.10 Headings. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     7.11 Waiver of Jury Trial. THE DEBTOR AND THE SECURED PARTY HEREBY AGREE TO WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION.
NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING HERETO.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the date first set forth above.

                                 The Secured Party :

                                 ULTIMATE HOLDINGS, LTD.,
                                  a  Bermuda limited company


                                 By:____________________________
                                       Name: ___________________
                                     Title: ____________________


                                 The Debtor:

                                 GENESISINTERMEDIA.COM, INC.,
                                  a Delaware corporation


                                 By:____________________________
                                       Name: ___________________
                                     Title: ____________________